CAPITAL MANAGEMENT	12 Months Ended
Jun. 30, 2018
Disclosure of objectives, policies and processes for managing capital [abstract]
Capital Management

19 CAPITAL MANAGEMENT

The primary objective of managing the Group's capital is to ensure that there is sufficient capital available to support the funding requirements of the Group, including capital expenditure, in a way that optimises the cost of capital, ensures that the Group remains in a sound financial position and matches the Group's strategy.

At June 30, 2018 the Group had no external debt in line with its aim for the existing operations to remain unleveraged. All funding requirements during the past financial year have been financed by cash resources and cash generated from operations.

The Group considers the appropriate capital management strategy for specific growth projects as and when required.

Lease arrangements that are not in the legal form of a finance lease, but is accounted for as such based on its terms and conditions, are not considered to be debt.

Financing the development of Phase 1 of FWGR

Subsequent to the acquisition of FWGR on July 31, 2018 (refer note 28), a Revolving Credit Facility amounting to R300 million was secured with ABSA Bank Limited (acting through its Corporate and Investment Banking division) to finance the development of Phase 1 of FWGR, replacing the R100 million overdraft facility that was in place during the year ended June 30, 2018.

Price protection policy

After June 30, 2018 the Board approved Rand gold price protection to manage the short-term liquidity risk that will arise from the anticipated increase in borrowings to finance the development of Phase 1 of FWGR.